Determination of fair values - Summary of marathon warrants recognized at fair value and considered level 3 (Parenthetical) (Detail) - Historical volatility for shares, measurement input [member] - Warrant reserve [member] - At fair value [member]
Nov. 30, 2023
Disclosure of significant unobservable inputs used in fair value measurement of liabilities [line items]
Expected volatility unobservable input, liabilities	10
Expected volatility unobservable input, liabilities, basis points	0.0100